Phase 2b REZOLVE-AD: Topline Results from 36-Week Maintenance Period Rezpegaldesleukin in Patients with Moderate-to-Severe Atopic Dermatitis February 10, 2026 Exhibit 99.2

Forward-Looking Statements Safe Harbor Statement This presentation and any accompanying oral discussion contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding Nektar Therapeutics’ (the “Company” or “Nektar”)s plans, progress, and timing relating to the Company’s rezpegaldesleukin program in atopic dermatitis, timing for the 52-week off drug durability data from the Phase 2b REZOLVE-AD (atopic dermatitis) trial and the presentation of data, the Company’s current and future research and development plans or expectations, the structure, timing and success of the Company’s planned clinical trials, the potential benefits of any of the Company’s current or future product candidates in treating patients, and the Company’s goals and strategy. Nektar intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as, but not limited to, “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan,” “on track,” or similar expressions or the negative of those terms. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions, and uncertainties. The express or implied forward- looking statements included in this presentation are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: risks related to the success, cost, and timing of the Company’s development activities and clinical trials, risks related to the Company’s dependence on the success of rezpegaldesleukin, the outcomes of competitive immunotherapy clinical trials, significant competition for the Company’s product candidates, the risk that preliminary and interim data from the Company’s clinical studies are subject to audit and verification procedures that could result in material changes in the final data and may change as more patient data become available, risks related to delays in clinical trials, risks related to dependence on third parties to conduct clinical trials, risks regarding future capital requirements, risks related to dependence on the Company’s collaboration agreements, risks related to the Company’s reliance on contract manufacturers and suppliers, risks related to obtaining regulatory approval for the Company’s drug candidates, risks related to the Company’s ability to protect and maintain its intellectual property position, risks related to legal proceedings and related litigation costs and liabilities and other risk factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Nektar’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and any other filings that Nektar has made or may make with the U.S. Securities and Exchange Commission in the future. Any forward-looking statements contained in this presentation represent Nektar’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Nektar explicitly disclaims any obligation to update any forward-looking statements. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information.

Rezpegaldesleukin (Rezpeg), a Novel Treg MoA, Turns on a Vital Cell Population with a Principal Function to Resolve Inflammatory Responses

- Through IL-2 receptor agonism, Rezpeg drives the expansion of Tregs – as opposed to targeted agents that narrowly inhibit only individual cytokine pathways
- Tregs act as a master immune-modulator to target pro-inflammatory Th2, Th1 and Th17-mediated pathways which drive the underlying pathology of atopic dermatitis
- Rezpeg has been shown to induce systemic immune remodeling in patients with atopic dermatitis that correlates with clinical efficacy endpoints[1]
- Rezpeg acts on causal human biology to treat the underlying immune imbalance of atopic dermatitis to reestablish immune homeostasis


Barrier damage
• Scratching
• Microbiome dysbiosis
• Filaggrin mutations
Allergen
Keratinocytes
Macrophage
NKT
Th17
DC
APC
Fibroblast
Periostin
CCL22
CCL17
Teff
Th1
Th2
TNF
IFNγ
IL-4
IL-10
IL-13
IL-31
B cell
Treg proliferation
Treg
Rezpegaldesleukin

DC: Dendritic cells; NKT: natural killer T cells; Th: T helper; APC: antigen-presenting cells; CCL: C-C motif chemokine ligand; TNF: tumor necrosis factor; IFN: interferons; Teff: effector T cells; Treg: regulatory T cells

1. Silverberg, et al. 2024 Nature Communications, 15:9230

NEKTAR | Bold immune science. Transformative immune health.
3

Three Questions Asked with the Clinical Study Design of the Phase 2b REZOLVE-AD Program for Rezpeg

Phase 2 REZOLVE-AD Study

Rezolve AD

Determine Phase 3 dose and regimen for patients with moderate-to-severe atopic dermatitis

Key Questions	Study Results and Design Elements
What is the optimal Phase 3 induction dose?	✓ 24 µg/kg twice-monthly (Q2W) demonstrated clinically meaningful and statistically significant results across all primary and secondary endpoints, including patients with comorbid asthma* ✓ 24 µg/kg twice-monthly (Q2W) demonstrated fast onset of action, separating early from placebo
What is the optimal Phase 3 induction period?	✓ 24 µg/kg twice-monthly (Q2W) improved responder rates with 24-weeks of dosing vs. 16-weeks in placebo crossover arm ✓ 24 µg/kg twice-monthly (Q2W) for 24-week induction established as Phase 3 dose
Can less frequent dosing maintain response and enhance clinical response following Q2W induction dosing?	Assess monthly (Q4W) and quarterly (Q12W) following induction: 1) maintenance of responses 2) new responses 3) safety with long-term dosing

*Self-reported by Asthma Control Questionnaire-5 (ACQ-5)

NEKTAR | Bold immune science. Transformative immune health.

4

Review and Summary of Findings from Induction and the Placebo Crossover Cohort

Differentiating Features of Rezpeg for Atopic Dermatitis Established with Data Generated from Part 1 of Trial Rapid onset of action for both EASI-75 and itch relief with Rezpeg arm separating from placebo early in treatment Extended dosing to 24 weeks in a placebo crossover cohort shows further deepening of efficacy on all endpoints 24 µg/kg Q2W for 24 weeks established as Phase 3 dose for induction As a single agent without the need for topical corticosteroids, Rezpeg achieved a significant magnitude of itch relief Itch relief leads to improved sleep quality and general quality of life Equal efficacy in severe and moderate atopic dermatitis patients Demonstrated control of asthma (ACQ-5 endpoint) in patients with moderate-to-severe atopic dermatitis and co-morbid asthma (25% of population) Safety advantages to IL-13, OX-40 and JAKi classes with no increased risk for conjunctivitis, infections Demonstrated in atopic dermatitis and alopecia areata

REZOLVE-AD 16-Week Data Validates Rezpeg as First-in-Class Novel Treg Mechanism in Atopic Dermatitis (Results from 16-Week Induction)

Novel Treg MoA differentiates from existing and in-development biologics

- ✔ **Up to 6-fold increase in Tregs**
- ✔ **Clear dose-dependent reduction in multiple AD biomarkers: IL-19, TARC/CCL17, Periostin, MDC/CCL22**

All 3 dose arms met primary endpoint

- ✔ **% improvement in EASI at 16 weeks** (p<0.001)
- ✔ **Clear dose-dependent response**
- ✔ **Rapid onset of action** (early separation from placebo)
- ✔ **Similar efficacy data observed in severe patients as in moderate**

Highest dose met all six key secondaries

- ✔ **EASI-75** (p<0.001)
- ✔ **vIGA-AD 0/1** (p<0.05)
- ✔ **Itch-NRS** (p<0.01)
- ✔ **EASI-90** (p<0.05)
- ✔ **BSA** (p<0.001)

Other 2 doses also met multiple secondary endpoints

Safety consistent with previously-reported safety profile with no new safety concerns

- No increased risk of conjunctivitis, oral ulcers, or infections, including oral herpes, in study treatment arms
- Most frequent AEs were mild injection site reactions (ISRs) that were self-resolving (<1% discontinuations due to ISRs)

Source: Nektar Investor and Analyst Event (June 2025); EASI-75: Eczema Area and Severity Index ≥ 75; vIGA-AD: validated Investigator Global Assessment of Atopic Dermatitis; Itch-NRS: Itch Numerical Rating Scale; EASI-90: Eczema Area and Severity Index ≥ 90; BSA: Body Surface Area

NEKTAR | Bold immune science. Transformative immune health.

7

EASI-75, EASI-90, vIGA-AD 0/1, and Itch NRS (≥ 4-point Reduction) Responses Seen Early and Sustained Throughout Fast Onset of Action Across All Key Secondary Endpoints The Primary Estimand analysis for binary endpoints use logistic regressions. Data after use of rescue therapy outside protocol specifications or discontinued treatment due to lack of efficacy were imputed as non-responders; data after patients who discontinued due to other reasons were set to missing and all missing data are imputed using the multiple imputation method. Source: Nektar Investor and Analyst Event (June 2025)

The analysis of binary endpoints (EASI-75, EASI-90, vIGA-AD 0/1, and Itch NRS response) for the crossover patients uses descriptive summaries and number of patients with observed data as denominator. Study Week: Treatment Week: EASI-75 EASI-90 vIGA-AD 0/1 Itch NRS (≥4-point reduction) W16 W24 36 31 36 31 36 31 30 28 W16 W24 W16 W24 W16 W24 Rezpeg 24 µg/kg Q2W for 24 Weeks Compared to 16 Weeks Achieved Superior Response Rates in Placebo Crossover Arm Data Support Induction Dose of 24 µg/kg Q2W for 24 Weeks in Phase 3 Program

Goals for Maintenance Phase of REZOLVE-AD Study Maintenance periods following an induction regimen are designed to establish a longer-term treatment dose and regimen that demonstrates durability of efficacy In REZOLVE-AD, the maintenance phase provides an opportunity to establish a patient-centric lower frequency dosing regimen for optimal long-term chronic treatment Assess the ability of monthly (Q4W) and quarterly (Q12W) regimens during weeks 16-52 to: Maintain and improve efficacy responses and convert nonresponders to responders Establish favorable long-term safety profile Over 1,000 patients treated with Rezpeg to date (= 381 patient-years of exposure)

REZOLVE-AD: Phase 2b Maintenance Designed to Evaluate Monthly and Quarterly Dosing


Induction Period
(16 Weeks)
≥ EASI-50 opportunity to advance to maintenance
Maintenance Period
(36 Weeks)
Data Q1 2027
Screening
N= 581
Stratification by geographic region and disease severity (vIGA-AD)
3:3:3:2
N=393
N=104
Rezpeg 24 µg/kg (Q2W)
N=58
Rezpeg Q4W or Q12W
N=110
Rezpeg 24 µg/kg (Q4W)
N=53
Rezpeg Q4W or Q12W
N=106
Rezpeg 18 µg /kg (Q2W)
N=56
Rezpeg Q4W or Q12W
N=73
Placebo Q2W
N=23
Placebo Q4W
(included only to maintain study blind and not an efficacy analysis)*
< EASI-50 opportunity to advance to escape arm
Advance to escape arm 24 µg/kg at Q2W
1-Year Follow-up (Off Treatment)

Key Inclusion Criteria:
- Age: ≥18 years
- Moderate/severe AD diagnosis for ≥ 12 months
  - EASI ≥ 16
  - vIGA-AD of 3 or 4
  - BSA ≥ 10%
- Biologic-naive (no prior biologic systemic therapy) and systemic JAKi-naive
- Failure of prior therapy, including TCS of medium or higher potency, within last 6 months

*Placebo-treated clinical responders are not included in the efficacy analyses after week 16; however, they continued receiving placebo to maintain blinding (as was done in dupilimab Phase 3 SOLO-CONTINUE Study, amlitelimab Phase 2 STREAM-AD program, and tralokinimab Phase 3 ECZTRA Program)

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11

Multiple Efficacy Endpoints Assessed in Maintenance Portion of Trial



Patients with ≥EASI-50 at End of Induction
36-Week Re-Randomized Maintenance
≥ EASI-50 at end of induction re-randomized at current dose
Rezpeg 24 µg/kg (Q2W) N=58
1:1
Q4W (N=29)
Q12W (N=29)
Rezpeg 24 µg/kg (Q4W) N=53
1:1
Q4W (N=26)
Q12W (N=27)
Rezpeg 18 µg /kg (Q2W) N=56
1:1
Q4W (N=28)
Q12W (N=28)

Efficacy Endpoints at Week 52 Among Patients with Responses at Week 16

- Maintaining EASI-75
- Maintaining vIGA-AD 0/1 (Clear/Almost Clear)
- Maintaining EASI-90
- Maintaining Itch NRS (≥4-point reduction)

Assess New and Deepening Responses at Week 52 Among Patients Without Response at Week 16

- New EASI-75 responders
- New EASI-90 responders
- New vIGA-AD 0/1 responders

Conversions to EASI-100 from Week 16 to Week 52

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12

Durability of Effect: Maintaining Responses

All Monthly and Quarterly Arms Demonstrated Durability of Responses Over 36 Weeks of Maintenance Dosing Following Induction 16-Week Induction Dose: Rezpeg 24 µg/kg Q2W Rezpeg 24 µg/kg Q4W Rezpeg 18 µg/kg Q2W 36 -Week Maintenance Dose: 24 µg/kg Q4W N=29 24 µg/kg Q12W N=29 24 µg/kg Q4W N=26 24 µg/kg Q12W N=27 18 µg/kg Q4W N=28 18 µg/kg Q12W N=28 Maintaining EASI-75 74% (n=19) 74% (n=18) 67% (n=17) 92% (n=17) 81% (n=20) 76% (n=19) Maintaining EASI-90 80% (n=10) 77% (n=11) 81% (n=8) 78% (n=9) 57% (n=8) 57% (n=7) Maintaining vIGA-AD 0/1 83% (n=8) 59% (n=8) 86% (n=6) 65% (n=13) 81% (n=12) 62% (n=9) Maintaining Itch NRS (≥4-point reduction) 71% (n=18) 85% (n=9) 85% (n=7) 68% (n=8) 56% (n=14) 61% (n=6) (N=xx) is the entire maintenance population (n=xx) is the denominator which equals the number of responders at Week 16 % represents proportion of patients who maintained that response at Week 52 Missing data is imputed using multiple imputation At Week 52

Maintenance of Responses in the Pooled Monthly and Quarterly High Dose Maintenance Arms n=36 n=14 Maintenance at Week 52 in the Q4W Cohorts 24 µg/kg n=18 n=35 n=21 n=20 Maintenance at Week 52 in the Q12W Cohorts 24 µg/kg n=25 n=17 (n=xx) is the denominator which equals the number of responders at Week 16

Maintenance of EASI-75 and vIGA-AD 0/1



Percent Maintaining EASI-75 at Week 52
REZPEG
T reg
24 µg/kg
Q2W/Q4W
Induction
REZOLVE-AD
DUPI[1]
IL-13 SOC
300 mg
QW/Q2W
Induction
P3 SOLO-CONTINUE
AMLI[2]
OX-40
250 mg Q4W
+ LD Induction
P2 STREAM-AD
100
80
60
40
20
0
71%
83%
72%
58%
55%
67%
Q4W n=36
Q12W n=35
QW/ Q2W n=162
Q4W n=84
Q8W n=82
Q4W+LD* n=12



Percent Maintaining vIGA-AD 0/1 at Week 52
REZPEG
T reg
24 µg/kg
Q2W/Q4W
Induction
REZOLVE-AD
DUPI[1]
IL-13 SOC
300 mg
QW/Q2W
Induction
P3 SOLO-CONTINUE
(IGA 0/1)
AMLI[2]
OX-40
250 mg Q4W
+ LD Induction
P2 STREAM-AD
100
80
60
40
20
0
85%
63%
54%
44%
33%
55%
Q4W n=14
Q12W n=21
QW/ Q2W n=126
Q4W n=66
Q8W n=64
Q4W+LD* n=11

For REZOLVE-AD, data after escape are set to be missing. All other data regardless of rescue medication use and/or treatment discontinuation are used as is. Missing data is imputed using multiple imputation.
*Amlitelimab dose evaluated in Phase 3; Sources: 1. Phase 3 SOLO-CONTINUE Trial (Worm et al. 2019, JAMA Derm 156:131-143); 2. Phase 2 STREAM-AD (Weidinger et al. 2025, JACI 155:1264-75)

NEKTAR | Bold immune science. Transformative immune health.

This is a cross-trial comparison and includes data from different clinical studies and is not intended to provide a head-to-head comparison. 16

Maintenance of EASI-90 and the Itch Response Rate at End of Maintenance



Percent Maintaining EASI-90 at Week 52
REZPEG
T reg
24 µg/kg
Q2W/Q4W
Induction
REZOLVE-AD
DUPI[1]
IL-13 SOC
300 mg
QW/Q2W
Induction
P3 SOLO-CONTINUE
AMLI[2]
OX-40
250 mg Q4W
+ LD Induction
P2 STREAM-AD
100
80
60
40
20
0
80%
78%
65%
59%
33%
60%
Q4W n=18
Q12W n=20
QW/ Q2W n=116
Q4W n=56
Q8W n=49
Q4W+LD* n=10



Percent Itch NRS (≥4-point reduction) Response Among EASI-75 or vIGA Responders at Re-Randomization
REZPEG
T reg
24 µg/kg
Q2W/Q4W
Induction
REZOLVE-AD
DUPI[1]
IL-13 SOC
300 mg
QW/Q2W
Induction
P3 SOLO-CONTINUE
(IGA 0/1)
AMLI[2]
OX-40
250 mg Q4W
+ LD Induction
P2 STREAM-AD
100
80
60
40
20
0
50%
50%
49%
33%
27%
Not Reported
Q4W n=32
Q12W n=34
QW/ Q2W n=159
Q4W n=82
Q8W n=79
Q4W+LD* n=NR

For REZOLVE-AD, data after escape are set to be missing. All other data regardless of rescue medication use and/or treatment discontinuation are used as is. Missing data is imputed using multiple imputation.
*Amlitelimab dose evaluated in Phase 3; Sources: 1. Phase 3 SOLO-CONTINUE Trial (Worm et al. 2019, JAMA Derm 156:131-143); 2. Phase 2 STREAM-AD (Weidinger et al. 2025, JACI 155:1264-75)
For percent itch NRS, SOLO-CONTINUE reported only 35 weeks of maintenance dosing

NEKTAR | Bold immune science. Transformative immune health. *This is a cross-trial comparison and includes data from different clinical studies and is not intended to provide a head-to-head comparison.* 17

Measurements of Improvements and Worsening for Itch and vIGA/IGA

Improving

Itch NRS

≥3-pt reduction from induction baseline

at end of maintenance among EASI-75 or vIGA/IGA Responders at Re-Randomization



REZPEG
24 μg/kg
Q2W/Q4W
Induction
DUPILUMAB[1]
300 mg
QW/Q2W Induction
100
80
60
40
20
0
60%
61%
57%
41%
34%
Q4W n=35
Q12W n=34
QW/ Q2W n=166
Q4W n=84
Q8W n=82

vIGA/IGA

Maintained within 1 point from start of maintenance

at end of maintenance among vIGA/IGA Responders at Re-Randomization



REZPEG
24 μg/kg
Q2W/Q4W
Induction
DUPILUMAB[1]
300 mg
QW/Q2W Induction
160
140
120
100
80
60
40
20
0
91%
96%
71%
62%
50%
Q4W n=14
Q12W n=21
QW/ Q2W n=126
Q4W n=66
Q8W n=64

Worsening

Itch NRS

≥3-pt increase from start of maintenance

at end of maintenance among EASI-75 or vIGA/IGA Responders at Re-Randomization after Induction



REZPEG
24 μg/kg
Q2W/Q4W
Induction
DUPILUMAB[1]
300 mg
QW/Q2W Induction
100
80
60
40
20
0
11%
7%
34%
49%
56%
Q4W n=28
Q12W n=34
QW/ Q2W n=168
Q4W n=83
Q8W n=81

vIGA/IGA

Worsening to 3/4

at end of maintenance among vIGA/IGA Responders at Re-Randomization



REZPEG
24 μg/kg
Q2W/Q4W
Induction
DUPILUMAB[1]
300 mg
QW/Q2W Induction
100
80
60
40
20
0
9%
4%
26%
35%
48%
Q4W n=14
Q12W n=21
QW/ Q2W n=126
Q4W n=66
Q8W n=64

For REZOLVE-AD, data after escape are set to be missing. All other data regardless of rescue medication use and/or treatment discontinuation are used as is. Missing data is imputed using multiple imputation.

Sources: 1. Phase 3 SOLO-CONTINUE Trial (Worm et al. 2019, JAMA Derm 156:131-143)

For percent itch NRS, SOLO-CONTINUE reported only 35 weeks of maintenance dosing

NEKTAR | Bold immune science. Transformative immune health. *This is a cross-trial comparison and includes data from different clinical studies and is not intended to provide a head-to-head comparison.* 18

New and Deepening Responses in Maintenance Among Re-Randomized Patients with ≥ EASI-50

Induction Dose: Rezpeg 24 µg/kg Q2W Rezpeg 24 µg/kg Q4W Rezpeg 18 µg/kg Q2W Maintenance Dose: 24 µg/kg Q4W N=29 24 µg/kg Q12W N=29 24 µg/kg Q4W N=26 24 µg/kg Q12W N=27 18 µg/kg Q4W N=28 18 µg/kg Q12W N=28 New EASI-75 Responders 43% (n=10) 35% (n=11) 59% (n=9) 44% (n=10) 17% (n=8) 62% (n=9) New EASI-90 Responders 33% (n=19) 12% (n=18) 33% (n=18) 40% (n=18) 37% (n=20) 33% (n=21) New vIGA-AD 0/1 Responders 38% (n=21) 35% (n=21) 44% (n=20) 46% (n=14) 23% (n=16) 36% (n=19) New Itch Responder (≥4-point improvement) 13% (n=9) 9% (n=17) 44% (n=17) 29% (n=15) 31% (n=13) 18% (n=17) Rezpeg Monthly and Quarterly Induced New and Deepening Responses (N=xx) is the entire maintenance population; (n=xx) is the denominator which equals the number of non-responders for each endpoint at re-randomization; % represents proportion of patients who achieved that response at Week 52; missing data is imputed using multiple imputation At Week 52 New and deepening responses among re-randomized patients achieving EASI-50 in 16-week induction

New and Deepening Responses at Week 52 in Pooled Monthly and Quarterly Rezpeg (High Dose) Maintenance Arms n=19 n=41 New Responses at Week 52 in Q4W Cohorts 24 µg/kg n=37 n=21 n=35 n=36 New Responses at Week 52 in Q12W Cohorts 24 µg/kg n=26 n=32 (n=xx) is the denominator which equals the number of non-responders for each endpoint at re-randomization New and deepening responses among re-randomized patients achieving EASI-50 in 16-week induction

vIGA-AD 0/1 Response Rates Increased at Week 52 in Pooled Monthly and Quarterly Rezpeg (High Dose) Maintenance Arms N=55 N=56 vIGA-AD 0/1 Response Rate at Week 52 Among ≥ EASI-50 Responders at Re-Randomization 24 µg/kg N=36 N=37 vIGA-AD 0/1 Response Rate at Week 52 Among ≥ EASI-75 or vIGA-AD 0/1 Responders at Re-Randomization 24 µg/kg Q4W Maint. Q12W Maint. Q4W Maint. Q12W Maint.

EASI-100 Response Rates Increased at Week 52 in Pooled Monthly and Quarterly Rezpeg (High Dose) Maintenance Arms N=55 N=56 Q4W Maint. Q12W Maint. EASI-100 Rate at Week 52 Among ≥ EASI-50 Responders at Re-Randomization 24 µg/kg N=36 N=37 EASI-100 Rate at Week 52 Among ≥ EASI-75 or vIGA-AD 0/1 Responders at Re-Randomization 24 µg/kg Q4W Maint. Q12W Maint.

Safety Profile at 52-Weeks Consistent with Previously Reported Results 52-week safety of Rezpeg across maintenance and escape patient populations is consistent with previously observed and reported safety profile Discontinuation rate due to AEs was low (3.5%) for Rezpeg-exposed patients and was within the range of rates seen in contemporary Phase 2b studies No imbalance to suggest an increased risk of infection over placebo No observed increased risk or safety signal for: conjunctivitis, facial swelling or erythema, oral (aphthous) ulcers, myocardial infarction, pulmonary embolus, deep venous thrombosis and malignancy Most frequently observed adverse event was injection site reactions (ISRs) Nearly all were mild-moderate in severity and self-resolving The treatment discontinuation rate due to ISRs overall was very low (0.7%) for Rezpeg exposed patients Lower frequency of ISRs observed over longer dosing duration in maintenance

Lower Frequency of ISRs Observed Over Longer Dosing Duration in Maintenance N= number of Rezpeg administrations in Rezpeg arms and number of placebo administrations in placebo arms Mild: Faint erythema, asymptomatic, no or mild itch, no or mild tenderness Moderate: Notable/great erythema, widespread itch, readily apparent induration, moderate pain Severe: Widespread and constant itch limiting daily life, gross deviation of normal anatomic contour for induration, severe pain Induction Period Maintenance Period 99.4% 99.4%

Treg MoA validated for deep and durable efficacy in patients with moderate-to-severe atopic dermatitis with extended dosing out to 52 weeks Both Rezpeg Q4W and Q12W maintenance regimens achieved durability and demonstrated a deepening of responses Supports evaluation of both regimens in Phase 3 Extended dosing regimens with Rezpeg compare favorably to historically reported longer term maintenance data across Phase 2/Phase 3 trials Extended dosing regimens with Rezpeg resulted in new and deepening of responses achieved from Week 16 to Week 52 Long-term Safety Profile Established for 52 weeks of dosing Consistent with previously-reported safety profile with no new safety concerns identified in study treatment arms Over 1,000 patients treated with Rezpeg to date (= 381 patient-years of exposure) Key Takeaways from Maintenance

Proposed Phase 3 Trial Design in Atopic Dermatitis


Screening
N ~ 650
Randomize (2:1)
Blinded Induction Treatment Period (24 Weeks)
Rezpegaldesleukin 24 µg/kg (Q2W)
Placebo Q2W
Study to include potentially biologic naïve and experienced patients (TBD)
≥ EASI-75 and/or IGA responder advance to maintenance
< EASI-75 and/or IGA responder advance to escape arm
Randomize (2:2:1)
Blinded Maintenance Treatment Period (28 Weeks)
REZPEG 24 µg/kg at Q4W
REZPEG 24 µg/kg at Q12W
Placebo at Q4W
Placebo at Q4W
(included only to maintain study blind and not an efficacy analysis)
Open-label Escape Arm
REZPEG 24 µg/kg at Q2W
Roll into LTE or 4 Week Follow-up
Safety Follow-up

Key Inclusion Criteria
- Age: ≥12 years
- Moderate/severe AD diagnosis for ≥ 12 months
  - EASI ≥ 16
  - IGA of 3 or 4
  - BSA ≥ 10%

Stratification
Induction:
- Age
- Geographic region
- Disease severity by IGA
- Prior biologic/oral JAKi

Stratification
Maintenance:
- Age
- Disease severity by IGA

Endpoints
Co-Primary
- IGA-related endpoint (Use of IGA, vIGA, rIGA TBD)
- EASI-75

Key Secondary
- EASI-90
- Itch NRS, ≥ 4-point reduction

NEKTAR | Bold immune science. Transformative immune health.
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Start of first monotherapy Phase 3 study of Rezpeg in moderate-to-severe atopic dermatitis in Q2 2026 Targeting BLA filing in 2029 For Rezpeg Phase 2 studies: Additional data from REZOLVE-AD to be submitted for a medical meeting Additional analysis of REZOLVE-AD efficacy and safety from maintenance planned for Q3 2026 Translation data presentation planned for Q3 2026 52-week data from REZOLVE-AA in alopecia areata to be announced in Q2 2026 52-week data from REZOLVE-AD off-treatment part of study (to evaluate remittive effect) in Q1 2027 Initial data from TrialNet sponsored Phase 2 study in Type 1 Diabetes anticipated in 2027 For NKTR-0165 (TNFR2 agonist antibody): Preclinical data to be presented at scientific conference H2 2026 For NKTR-255 JAVELIN Bladder Medley Study (Merck KGaA sponsored Phase 2 study in combination with avelumab): Data to be presented at 2026 ASCO-GU conference at end of February Upcoming Milestones

KOL Panel Jonathan Silverberg, MD, PhD, MPH Professor of Dermatology at The George Washington University School of Medicine and Health Sciences Director of Clinical Research and Contact Dermatitis Dr. Silverberg is the Director of Clinical Research and Contact Dermatitis. His area of clinical subspecialty is inflammatory skin disease. He has also been a local, national and/or international principal investigator for numerous clinical trials for novel treatments in inflammatory skin disorders. His research interests include drug development, clinical trial design, biomarkers, dermato-epidemiology, health services research, patient-reported outcomes, comorbidities and burden of inflammatory skin disease and evidence-based dermatology. His publications include more than 1,000 peer-reviewed articles, abstracts and book chapters. He is an associate editor for the Journal of the American Academy of Dermatology, British Journal of Dermatology and Current Dermatology Reports. David Rosmarin, MD Chair of the Department of Dermatology at Indiana University School of Medicine Kampen-Norins Scholar in Dermatology Dr. Rosmarin is nationally recognized and serves as a referral for physicians with difficult to manage inflammatory diseases such as atopic dermatitis. Previously, Dr. Rosmarin served as the Director of the Clinical Trials Unit in the Department of Dermatology at Tufts Medical Center. His research interests focus on development of novel therapeutics and investigating novel uses of established therapies, with a particular focus on chronic skin diseases such as alopecia areata, atopic dermatitis, vitiligo, discoid lupus, and hidradenitis suppuritiva. Dr. Rosmarin went to medical school at NYU, dermatology residency at Boston University-Tufts combined training program, and fellowship at Brigham and Women’s Hospital.

APPENDIX

Supports Induction Dose of 24 µg/kg Q2W for 24 Weeks in Phase 3 Program Crossover from Placebo to Rezpeg Demonstrates Deepening of Responses With Continued Q2W Dosing from 16 to 24 Weeks The analysis of Mean EASI % Change for the crossover patients uses descriptive summary measures on observed data. The analysis of binary endpoints (EASI-75, EASI-90, vIGA-AD 0/1, and Itch NRS response) for the crossover patients uses descriptive summaries and number of patients with observed data as denominator. Historical Placebo Cohort from 16-week Crossover Study Week: Treatment Week: W16 W24 W36 Mean EASI % Change EASI-75 EASI-90 vIGA-AD 0/1 Itch NRS (≥4-point reduction) W16 W24 W36 W16 W24 W36 W16 W24 W36 W16 W24 W36 Historical Placebo Cohort from 16-week Crossover Historical Placebo Cohort from 16-week Crossover Historical Placebo Cohort from 16-week Crossover Historical Placebo Cohort from 16-week Crossover 73 36 31 36 31 36 31 36 31 63 30 28 29 29 29 29 24 73 73 73

Induction Dose: Rezpeg 24 µg/kg Q2W Rezpeg 24 µg/kg Q4W Rezpeg 18 µg/kg Q2W Rezpeg Overall Placebo Re-Randomized Patients into Maintenance 24 µg/kg Q4W N=29 24 µg/kg Q12W N=29 24 µg/kg Q4W N=26 24 µg/kg Q12W N=27 18 µg/kg Q4W N=28 18 µg/kg Q12W N=28 N=167 N=23 Completed 52 Weeks of Treatment (Maintenance and Escape) 22 (76%) 22 (76%) 18 (69%) 22 (81%) 22 (79%) 20 (71%) 126 (75%) 16 (70%) Discontinued before Week 52 (Maintenance Only) 6 (21%) 6 (21%) 7 (27%) 5 (19%) 6 (21%) 7 (25%) 37 (22%) 5 (22%) Adverse Event Discontinuations 0 0 1 (4%)** 0 0 0 1 (1%) 0 ISR 0 0 0 0 0 0 0 0 Non-Compliance with Study Procedure 0 1 (3%)* 0 0 0 0 1 (1%) 0 Patient Decision 5 (17%) 5 (17%) 5 (19%) 3 (11%) 5 (18%) 6 (21%) 29 (17%) 2 (9%) Lack of efficacy to study treatment 0 0 0 1 (4%) 0 0 1 (1%) 0   Other 1 (3%) 0 1 (4%) 1 (4%) 1 (4%) 1 (4%) 5 (3%) 3 (13%) Entered Escape Arm during Maintenance 4 (14%) 5 (17%) 3 (12%) 0 3 (11%) 5 (18%) 20 (12%) 3 (13%) Discontinued after escape 1 (3%) 1 (3%) 1 (4%) 0 0 1 (4%) 4 (2%) 2 (9%) * Non-compliance was due to missed visits; **TEAE was atopic dermatitis Patient Disposition : All Re-Randomized Patients into 36-Week Maintenance Period 19/37 (51%) of Rezpeg-treated patients that discontinued before Week 52 were EASI-75 responders

REZOLVE-AD: Patient Populations and Disposition

Disposition for 16-Week Induction Period

	Placebo q2w	Rezpeg 24 µg/kg q2w	Rezpeg 18 µg/kg q2w	Rezpeg 24 µg/kg q4w	Total
Intent to Treat (ITT)	74	106	107	111	398
Modified Intent to Treat (MITT)	**73**	**104**	**106**	**110**	**393**
Discontinued before W16	8 (11.0%)	23 (22.1%)	25 (23.6%)	16 (14.5%)	72 (18.3%)
Completed W16 induction	65 (89.0%)	81 (77.9%)	81 (76.4%)	94 (85.5%)	321 (81.7%)
Continued to Maintenance (W16)	23 (31.5%)	58 (55.8%)	56 (52.8%)	53 (48.2%)	190 (48.3%)
Continue study to Escape (W16)	42 (57.5%)	21 (20.2%)	20 (18.9%)	39 (35.5%)	122 (31.0%)
Discontinued at W16	0	2 (1.9%)	5 (4.7%)	2 (1.8%)	9 (2.3%)

Induction discontinuation rates for all Rezpeg arms comparable to treatment arms in Phase 2b studies for approved and late-stage biologics (others range from 3 – 24%)*

MITT Population count is used as the denominator to calculate the percentages in this table

**Dupilumab Phase 2b (Thaci et al. 2016, Lancet 387:40-52 & supplemental); Tralokinumab Phase 2b (Wollenberg et al. 2019, JACI 143:135-41 & supplemental); Lebrikizumab Phase 2b (Guttman-Yassky et al. 2020, JAMA Derm 156:411-20 & supplemental); Nemolizumab Phase 2b (Silverberg et al. 2020, JACI 145:173-82 & supplemental); Rocatinlimab Phase 2b (Guttman-Yassky et al. 2023, Lancet 401:204-14); Amlitelimab Phase 2b (Weidinger et al. 2025, JACI 155:1264-75 & supplemental)*
Source: Nektar Investor and Analyst Event (June 2025)

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Overall Summary of Treatment Emergent Adverse Events

36-Week Maintenance Treatment Period (mMITT Population) : ≥ 5% REZPEG Overall or Placebo Arm

	Placebo	Rezpeg 24 µg/kg Q4W	Rezpeg 24 µg/kg Q12W	Rezpeg 18 µg/kg Q4W	Rezpeg 18 µg/kg Q12W	Rezpeg Overall
	(N=23)	(N=55)	(N=56)	(N=28)	(N=28)	(N=167)
Patients With at Least One TEAE	15 (65%)	38 (69%)	42 (75%)	22 (79%)	18 (64%)	120 (72%)
Patients With at Least One TEAE (Excluding ISRs)	15 (65%)	28 (51%)	37 (66%)	17 (61%)	15 (54%)	97 (58%)
Patients With at Least One Serious TEAE *(not treatment related)*	0	1 (2%)	4 (7%)	2 (7%)	0	7 (4%)
Patients With at Least One Severe TEAE *(not treatment related)*	1 (4%)	1 (2%)	1 (2%)	0	1 (4%)	3 (2%)
Patients With at Least One TEAE Leading to Death	0	0	0	0	0	0
Patients With at Least One TEAE Leading to Discontinuation*	0	1 (2%)	0	0	0	1 (1%)
TEAEs by System Organ Class and Preferred Term Over ≥ 5% in REZPEG Overall or Placebo Arm						
General disorders and administration site conditions	1 (4%)	28 (51%)	33 (59%)	18 (64%)	12 (43%)	91 (55%)
Proportion of patients with at least one Injection Site Reaction (ISR)	1 (4%)	28 (51%)	32 (57%)	17 (61%)	12 (43%)	89 (53%)
Injection site reaction (ISR) by Number of Events						
Proportion of ISR events-mild (%)	100%	61%	72%	78%	76%	69%
Proportion of ISR events-moderate (%)	0	39%	28%	22%	24%	31%
Proportion of ISR events-severe (%)	0	0	0	0	0	0
Infections and infestations	7 (30%)	9 (16%)	19 (34%)	7 (25%)	7 (25%)	42 (25%)
Nasopharyngitis	3 (13%)	7 (13%)	6 (11%)	1 (4%)	2 (7%)	16 (10%)
Upper respiratory tract infection	1 (4%)	0	8 (14%)	2 (7%)	1 (4%)	11 (7%)
Blood and lymphatic system disorders	1 (4%)	3 (6%)	5 (9%)	1 (4%)	2 (7%)	11 (7%)
Eosinophilia	0	0	3 (5%)	0	1 (4%)	4 (2%)
Musculoskeletal and connective tissue disorders	2 (9%)	3 (6%)	5 (9%)	0	0	8 (5%)
Arthralgia	1 (4%)	1 (2%)	2 (4%)	0	0	3 (2%)
Skin and subcutaneous tissue disorders	7 (30%)	10 (18%)	15 (27%)	5 (18%)	8 (29%)	38 (23%)
Worsening atopic dermatitis	5 (22%)	7 (13%)	11 (20%)	4 (14%)	8 (29%)	30 (18%)
Nervous system disorders	2 (9%)	3 (6%)	1 (2%)	2 (7%)	0	6 (4%)
Gastrointestinal disorders	2 (9%)	2 (4%)	3 (5%)	1 (4%)	1 (4%)	7 (4%)
Investigations	2 (9%)	1 (2%)	5 (9%)	2 (7%)	0	8 (5%)

All serious and severe TEAEs deemed unrelated to study treatment and none led to discontinuation of treatment

*Treatment related AE that led to discontinuation was atopic dermatitis

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Overall Summary of Treatment Emergent Adverse Events Escape Arm Patients following Escape from Either Induction or Maintenance TEAE Escape Arm 24 µg/kg Q2W (N=145) Patients With at Least One TEAE 121 (83%) Patients With at Least One TEAE Excluding ISR 98 (68%) Patients With at Least One Serious TEAE (not treatment related) 7 (5%) Patients With at Least One Severe TEAE* 7 (5%) Patients With at Least One TEAE Leading to Death 1 (1%)** Patients With at Least One TEAE Leading to Study Drug Discontinuation 9 (6%) Discontinuation Due to ISR 2 (1%) TEAEs by System Organ Class and Preferred Term Over ≥ 10% in Escape Arm General disorders and administration site conditions 106 (73%) Proportion of patients with at least one Injection Site Reaction (ISR) 101 (70%) Injection site reaction (ISR) by Number of Events Proportion of ISR events-mild (%) 80% Proportion of ISR events-moderate (%) 20% Proportion of ISR events-severe (%) 0.3% Pyrexia 17 (12%) Infections and infestations 49 (34%) Nasopharyngitis 20 (14%) Upper respiratory tract infection 15 (10%) Blood and lymphatic system disorders 24 (17%) Skin and subcutaneous tissue disorders 23 (16%) Dermatitis atopic 17 (12%) Musculoskeletal and connective tissue disorders 19 (13%) Nervous system disorders 18 (12%) Gastrointestinal disorders 15 (10%) All serious TEAEs deemed unrelated to study treatment (4 of 7 patients who experienced a serious TEAE continued treatment following event). *Two severe TEAEs were deemed drug related (ISRs) and one case led to study discontinuation. **As previously reported on June 24, 2025, following the 16-week induction, one death occurred on November 27, 2024 in a 38 y/o female occurred in the escape arm due to coronary artery thrombosis/heart failure. Patient had multiple, overlapping pre-existing cardiovascular risk factors. The death was assessed as unrelated to study treatment by the Sponsor Drug Safety Committee and independent external experts. This patient was also counted as a serious and severe TEAE.

REZOLVE-AD: Phase 2b Trial Design Statistical Methodology for Maintenance Phase Maintenance Estimand in Re-Randomized Patient Population (EASI-50 Responders at W16): Data after escape are set to be missing. All other data regardless of rescue medication use and/or treatment discontinuation are used as is. Missing data is imputed using multiple imputation. Statistical Analysis Methods The LS means for continuous endpoints of %EASI improvement is based on a mixed model for repeated measures (MMRM) The response rates for binary endpoints (e.g. vIGA-AD 0/1, EASI-75, EASI-90, and Itch NRS) is aggregated from imputed datasets

Study Design Comparisons for Maintenance Phase

Endpoint	Rezpegaldesleukin 18/24 µg/kg q4w/q12w 16/52W Nektar	Amlitelimab 250mg +LD/250mg/125 mg/62.5 mg q4w[1] 24/52W Sanofi	Rocatinlimab 150/600mg q4w 300/600 mg q2w[2] 16/36W Amgen**	Lebrikizumab 250mg q2w/q4w[3] Phase 3 (ADvocate 1&2) 16/52W Lilly/Dermira	Tralokinumab 300mg q2w/q4w[4] Phase 3 (ECZTRA 1&2) 16/52W Leo Pharma	Dupilumab 300mg q8w/q4w/qw/q2w[5] Phase 3 (SOLO CONTINUE) 16/52W Regeneron
Phase of trial	2b	2b	2b	3	3	3
Maintenance duration (weeks)	36 wks	28 wks	20 wks	36 wks	36 wks	36 wks
MOA	IL-2R agonist	OX40L	OX40	IL-13	IL-13	IL-4 & IL-13
Re-randomization after induction	Y	Y	N	Y	Y	Y
Re-randomization threshold	≥EASI-50	≥EASI-75 or IGA 0/1	NA	≥EASI-75 or IGA 0/1	≥EASI-75 or IGA 0/1	≥EASI-75 or IGA 0/1
Escape during maintenance threshold	<EASI-25	<EASI-50	NA	<EASI-50	loss of adequate clinical response over ≥ 4-week period*	Not mentioned
Number of maintenance dose arms (analyzed arms)	6	4	4	2	2	3
Drug withdraw arm in maintenance (analyzed arm)	N	Y	N	Y	Y	Y
Maintenance dosing frequency	Q4W, Q12W	Q4W	Q2W, Q4W	Q2W, Q4W	Q2W, Q4W	QW/Q2W, Q4W, Q8W
Placebo induction to placebo maintenance to maintain the blind (non-analyzed arm)	Y	Y	N	N	Y	Y
Study offered drug treatment extension past maintenance	N	Y	Y	Y	Y	Y

NA: Not applicable as Roca trial design allows all pts to be on Roca after W16
*For IGA=0 at W16, IGA≥2 and no EASI75; for IGA=1 at W16, IGA ≥3 and no EASI75; for IGA >1 at W16, no EASI75; **36-week parallel design

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1. Blauvelt, A et al. EADV 2025, FC08.1D; Weidinger et al. 2025, JACI 155:1264-75
2. Guttman-Yassky et al. 2025, Dermatol Ther 15:3151-3171; Guttman-Yassky et al. Lancet 2023, 401:204-14
3. Blauvelt et al. 2023, JAMA Derm 156:411-20
4. Wollenberg et al. 2021, BJD 184:437-449
5. Worm et al. 2019, JAMA Derm 156:131-143

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